UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2020

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in charter)

Florida	0-11102	59-1564329
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 S.W. 47 Avenue, Fort Lauderdale, Florida	33314
(Address of principal executive offices)	(Zip Code)

(954) 587-6280

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	OBCI	The NASDAQ Stock Market

Item 1.01 Entry into a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02 Termination of a Material Definitive Agreement.

The information included in Item 2.03 of this Current Report on Form 8-K regarding the return of outstanding loaned amounts and termination of the promissory note is hereby incorporated by reference into this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On April 18, 2020, Ocean Bio-Chem, Inc. (the “Company”) entered into a promissory note with Regions Bank evidencing a loan under the recently enacted Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”), administered by the U.S. Small Business Administration (the “SBA Loan”).  The amount outstanding under the SBA Loan is $1,556,800.

The Company has determined to return the entire amount of the SBA Loan and is in the process of arranging for this with Regions Bank.  Upon the return of the full outstanding amount, which the Company expects to occur in the near future, the promissory note evidencing the SBA Loan will be terminated.

Were it not to be terminated, the SBA Loan would bear interest at a rate of 1.0% per annum and mature on April 17, 2022 , with monthly principal and interest payments on the SBA Loan would commence seven months from the signing of the note.  The SBA Loan provides for customary events of default, including, among others, those relating to failure to make payment, bankruptcy, breaches of covenants and material adverse effects. The Company was not required to provide any collateral or guarantees for the SBA Loan. Under the terms of the CARES Act, certain amounts of the SBA Loan may be forgiven if they are used for qualifying expenses as described in the CARES Act.

The foregoing description of the SBA Loan is qualified in its entirety by reference to the full text of the promissory note providing for the SBA Loan, which is attached as Exhibits 10.1 to this Current Report on Form 8-K and incorporated in this Item 2.03 by reference.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K constitute forward-looking statements, including, without limitation, those relating to our intention to return the entire amount of the SBA Loan and the termination of the promissory note evidencing the SBA Loan. For this purpose, any statements contained in this report that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “believe,” “may,” “will,” “expect,” “anticipate,” “intend,” “has the ability” or “could,” including the negative or other variations thereof or comparable terminology, are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those expressed or implied by such forward-looking statements. Factors that may affect these results include, but are not limited to, the factors addressed in our annual report on Form 10-K for the year ended December 31, 2019.

Item 9.01 Financial Statements and Exhibits

The Company is furnishing the following exhibit to this Current Report:

Exhibit Number	Description
10.1	Promissory note providing for the SBA Loan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCEAN BIO-CHEM, INC.

Date: April 29, 2020	By:	/s/ Jeffrey S. Barocas
Jeffrey S. Barocas
Chief Financial Officer

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